UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                             CIRILIUM HOLDINGS, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

        DELAWARE                      0-18184                  52-1507455
---------------------           ------------------        -------------------
(State of incorporation)      (Commission File Number)        IRS (Employer
                                                          Identification No.)


                         625 N. FLAGLER DRIVE, SUITE 605
                         WEST PALM BEACH, FLORIDA 33401
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 491-0935

             -------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 21, 2004, Cirilium Holdings, Inc. (the "Company") issued a press release regarding a non-binding letter of intent the Company executed on October 19, 2004 to acquire T-Speed Broadband Communications, Inc., a leading regional provider of Wireless Local Loop services and Wireless DSL access for the small to medium-size enterprise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------------          -----------------------------------------------------

99.1 Press Release dated October 21, 2004 announcing Cirilium Holdings had executed a letter of intent to acquire T-Speed Broadband
                           Communications, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CIRILIUM HOLDINGS, INC.
                          -----------------------------
                                  (Registrant)

                    By: /s/  Gerald C. Parker
                        --------------------------------------------------------
                        Gerald C. Parker, Chairman

                    By: /s/  Donald E. Lees
                        --------------------------------------------------------
                        Donald E. Lees, Chief Executive Officer and Director

                    By: /s/  Robert W. Pearce
                        --------------------------------------------------------
                        Robert W. Pearce, Director

                    By: /s/ Timothy Simpson
                        --------------------------------------------------------
                        Timothy Simpson, President and Chief Operating Officer